                                 PEGASUS GOLD INC.
                           1600 - 925 WEST GEORGIA STREET
                            VANCOUVER, BRITISH COLUMBIA
                                   CANADA V6C 3L2





                                                                    May 25, 1998



DEAR SHAREHOLDER:

     You are cordially invited to attend the 1998 Annual General Meeting of Shareholders, which will be held in the International A Room, Delta Pacific Conference Centre, 10251 St. Edwards Drive, Richmond, British Columbia, Canada, on Tuesday, June 30, 1998, at 10:30 a.m.

     You will be asked to vote on the election of three directors and the approval of the selection of auditors for 1998. In addition, the Company's current status, reports of operations, and other matters will be presented at the meeting. Please refer to the Notice of Meeting and the Proxy Statement and Information Circular, which are enclosed.

     Your Board of Directors respectfully recommends that you cast your vote in favor of each proposal.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE, THEREFORE, URGED TO SIGN, DATE, AND MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. Thank you for your cooperation and we look forward to your attendance at the meeting.

                                   Sincerely,



                                   Werner G. Nennecker,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  PEGASUS GOLD INC.
                            1600 - 925 WEST GEORGIA STREET
                             VANCOUVER, BRITISH COLUMBIA
                                    CANADA V6C 3L2

                  NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                              TO BE HELD JUNE 30, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual General Meeting of Shareholders of PEGASUS GOLD INC. (the "Company") will be held in the International A Room, Delta Pacific Conference Centre, 10251 St. Edwards Drive, Richmond, British Columbia, Canada, on Tuesday, June 30, 1998, at 10:30 a.m. (PDT), (the "Annual Meeting") for the following purposes:

     (1) To receive the report of the directors, the audited consolidated financial statements of the Company, and the report of the auditors for the fiscal year ended December 31, 1997.

     (2) To elect three directors to hold office for a term of three years each or until their respective successors are elected and qualified.

     (3) To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

     (4) To consider and transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on May 25, 1998, as the record date for determination of shareholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting.

     Registered shareholders who are individuals may attend and vote at the meeting in person or by proxy, and shareholders which are corporations may attend and vote at the meeting by proxy or by a duly authorized representative.

                                   BY ORDER OF THE BOARD,




                                   Robert A. Lonergan
                                   Secretary
Spokane, Washington, U.S.A.
May 20, 1998

--------------------------------------------------------------------------------

     PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.

--------------------------------------------------------------------------------

                                  PEGASUS GOLD INC.
                            1600 - 925 WEST GEORGIA STREET
                             VANCOUVER, BRITISH COLUMBIA
                                    CANADA V6C 3L2

                      PROXY STATEMENT AND INFORMATION CIRCULAR

                                 TABLE OF CONTENTS

                                                                                 Page

GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

SOLICITATION OF PROXIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

APPOINTMENT AND REVOCATION OF PROXIES. . . . . . . . . . . . . . . . . . . . . . . .1

VOTING SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

EXERCISE OF DISCRETION BY PROXIES. . . . . . . . . . . . . . . . . . . . . . . . . .2

PRINCIPAL HOLDERS OF VOTING SECURITIES . . . . . . . . . . . . . . . . . . . . . . .2

ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

COMPENSATION OF EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . .8

FIVE-YEAR TOTAL RETURN GRAPH . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

REMUNERATION OF DIRECTORS AND SENIOR OFFICERS. . . . . . . . . . . . . . . . . . . 17

CORPORATE GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

APPOINTMENT AND REMUNERATION OF AUDITORS . . . . . . . . . . . . . . . . . . . . . 22

PROPOSALS BY SHAREHOLDERS FOR 1999 ANNUAL GENERAL MEETING. . . . . . . . . . . . . 22

                                 PEGASUS GOLD INC.
                           1600 - 925 WEST GEORGIA STREET
                            VANCOUVER, BRITISH COLUMBIA
                                   CANADA V6C 3L2


                      PROXY STATEMENT AND INFORMATION CIRCULAR


                                      GENERAL

     Except as otherwise stated, the information contained herein is stated as of May 7, 1998. The Proxy Statement and Information Circular and the accompanying Instrument of Proxy are expected to be mailed to shareholders on or before May 28, 1998.

     Advance notice of the Annual General Meeting of Shareholders of Pegasus Gold Inc. to be held June 30, 1998 (the "Annual Meeting") was published, pursuant to Section 111 of the British Columbia Company Act, in the May 4, 1998 edition of THE PROVINCE newspaper and delivered to certain regulatory authorities as required by the regulations under such Act.

     All dollar amounts in this Proxy Statement and Information Circular, unless otherwise indicated, are stated in U.S. DOLLARS.

                              SOLICITATION OF PROXIES

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF PEGASUS GOLD INC. (the "Company") for use at the Annual Meeting and any adjournments thereof.

     All costs of this solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees of the Company personally or by telephone or by special mail, and such persons will receive no compensation therefor other than their regular salaries. The Company will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals, and will reimburse them for their reasonable out-of-pocket expenses.

                       APPOINTMENT AND REVOCATION OF PROXIES

     The individuals named in the accompanying Instrument of Proxy are the President and Secretary of the Company, respectively. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THE SHAREHOLDER AT THE ANNUAL MEETING, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE INSTRUMENT OF PROXY OR BY COMPLETING ANOTHER INSTRUMENT OF PROXY.

     IN ORDER TO BE VALID, AN INSTRUMENT OF PROXY MUST BE SIGNED, DATED, AND DEPOSITED WITH EITHER MONTREAL TRUST COMPANY OF CANADA, 510 BURRARD STREET, FOURTH FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 3B9 (CANADIAN RESIDENT SHAREHOLDERS), OR THE COMPANY'S EXECUTIVE OFFICE AT SUITE 1500, 601 WEST FIRST AVENUE, SPOKANE, WASHINGTON, U.S.A. 99201 (U.S. RESIDENT SHAREHOLDERS) NO LATER THAN 48 HOURS BEFORE THE TIME OF THE

ANNUAL MEETING (EXCLUDING SATURDAYS, SUNDAYS, AND HOLIDAYS) OR ANY ADJOURNMENTS THEREOF, OR WITH THE CHAIRMAN OF THE MEETING BEFORE THE MEETING OR THE ADJOURNED MEETING COMMENCES.

     Any shareholder executing an Instrument of Proxy retains the right to revoke it at any time prior to it being exercised. In addition to revocation in any other manner provided by law, a proxy may be revoked by a subsequent instrument of proxy in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the registered office of the Company, 1600 - 925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or to the Chairman of the Annual Meeting on the day of such meeting, or any adjournment thereof. A revocation of a proxy does not affect any matter on which a vote has been taken before the revocation.

                                 VOTING SECURITIES

     As of the close of business on May 1, 1998, the Company had outstanding 41,834,086 Common Shares without par value (the "Common Shares"), with each share carrying the right to one vote. Any shareholder of record at the close of business on May 25, 1998, who either personally attends the Annual Meeting or has completed and delivered an Instrument of Proxy in the manner and subject to the provisions described above, will be entitled to vote or to have shares voted at the meeting or any adjournment thereof.

                         EXERCISE OF DISCRETION BY PROXIES

     If a poll is taken, the persons named in the enclosed Instrument of Proxy will vote (or withhold from voting) the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them, where the instructions in such Instrument of Proxy are certain. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR AND IN FAVOR OF EACH OTHER MATTER SHOWN ON THE INSTRUMENT OF PROXY.

     The Instrument of Proxy enclosed, when properly signed, confers discretionary authority with respect to amendments of the matters identified in the notice of meeting and any other matters that may properly be brought before the Annual Meeting. At the time of printing this Proxy Statement and Information Circular, management and the Board of Directors of the Company are not aware that any such amendments or other matters are to be presented for action at the meeting.

                      PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Shares of the Company, as of May 1, 1998, by each person known to the Company to own beneficially more than 5% of such Common Shares, and by each director, each nominee for director, and each officer named in the summary compensation table set out under the heading "Compensation Summary" below. Except as otherwise indicated, each named beneficial owner has voting and investment power with respect to the shares set forth opposite the owner's name.

                                                       Number of     Percent of
                                                         Common        Common
                                                       Shares (1)    Shares (2)
                                                      ----------    -----------
 Alleghany Corporation (3) . . . . . . . . . . . .    3,000,000          7.17%

 Lawrence I. Bell. . . . . . . . . . . . . . . . .       25,533              *

 Peter M.D. Bradshaw . . . . . . . . . . . . . . .       20,278              *

 Douglas R. Cook . . . . . . . . . . . . . . . . .       57,233              *

 Michael A. Grandin. . . . . . . . . . . . . . . .       23,933              *

 Peter R. Kutney . . . . . . . . . . . . . . . . .      101,900              *

 Werner G. Nennecker . . . . . . . . . . . . . . .      516,275          1.23%

 Lindsay D. Norman . . . . . . . . . . . . . . . .       57,800              *

 Anthony J. Petrina. . . . . . . . . . . . . . . .       33,600              *

 Fred C. Schulte . . . . . . . . . . . . . . . . .       43,300              *

 Michael L. Clark. . . . . . . . . . . . . . . . .       20,000              *

 Phillips S. Baker, Jr.. . . . . . . . . . . . . .      226,225

 Terry D. Bauer. . . . . . . . . . . . . . . . . .            -              *

 Robert A. Lonergan  . . . . . . . . . . . . . . .      103,750              *

 Thomas H. Burkhart. . . . . . . . . . . . . . . .       42,960              *

 Eric B. Ovlen . . . . . . . . . . . . . . . . . .            -              -

 Directors and Executive Officers as a
 Group (4) . . . . . . . . . . . . . . . . . . . .    1,425,933          3.41%

----------------
*  Less than 1%

(1) Includes Common Shares subject to options exercisable within 60 days of May 1, 1998 as follows: Mr. Bell: 24,533 shares; Mr. Bradshaw: 17,278 shares; Mr. Cook: 55,233 shares; Mr. Grandin: 22,933 shares; Mr. Kutney: 99,900 shares; Mr. Nennecker: 516,275 shares; Dr. Norman: 56,800 shares;
     Mr. Petrina: 32,600 shares; Mr. Schulte: 42,300 shares; Mr. Clark: 18,750 shares; Mr. Baker: 224,825 shares; Mr. Bauer: -0- shares; Mr. Lonergan:
     103,750 shares; Mr. Burkhart: 42,275 shares; Mr. Ovlen: -0- shares
(2)  Based on 41,834,086 Common Shares outstanding as of May 1, 1998.
(3) The business address of Alleghany Corporation is 375 Park Avenue, New York, NY 10152.
(4)  Includes the Named Executive Officers and two other executive officers.

                                ELECTION OF DIRECTORS

     Under the Company's Articles, as amended, the number of directors shall not be less than five nor more than eleven. Presently, the Board of Directors (the "Board") has nine members. It is proposed that Lawrence I. Bell, Werner G. Nennecker and Anthony J. Petrina be elected at the Annual Meeting. Each director of the Company elected at this meeting will serve a three-year term that will expire at the 2001 Annual General Meeting, unless the position is vacated earlier. Pursuant to the Articles, the election of directors is on a rotational basis so that, as nearly as possible, the terms of office of one-third of the directors expire at each annual general meeting. Under the British Columbia Company Act, a majority of the directors must be Canadian residents.

     Each position on the Board is filled by the nominee receiving a plurality of the votes cast with respect to such position. Abstentions from voting will have the practical effect of voting against the nominee because it is one less vote for approval. "Broker non-votes" will have no effect because they are not considered "shares present" for voting purposes. Each nominee has consented in writing to serve as a director if elected. However, if any nominee is unable to serve, the persons named in the accompanying Instrument of Proxy will vote for a substitute in their discretion. Proxies cannot be voted for more than three persons. MANAGEMENT OF THE COMPANY RECOMMENDS A VOTE FOR LAWRENCE I. BELL, WERNER G. NENNECKER AND ANTHONY J. PETRINA.

NOMINATED DIRECTORS

 Name, Principal Occupation,                                  Director  Term
 Recent Business Experience                             Age    Since   Expires
----------------------------                           ----  --------  -------
 LAWRENCE I. BELL (1) (5)                               60      1995     1998
 Resident of Vancouver, British Columbia, Canada.
 Since 1993, Mr. Bell has been the President and
 Chief Executive Officer of Shato Holdings Ltd., a
 holding company for food (manufacture and retail)
 and real estate interests. Prior to joining Shato,
 Mr. Bell held numerous key management and executive
 positions including Chairman and President of the
 Westar Group Ltd., a diversified holding company
 (1991 to 1992), and Chairman and CEO of B.C. Hydro,
 a British Columbia government-owned utility (1987
 to 1991). Mr. Bell also has held positions as
 Deputy  Minister in various departments of the
 British Columbia Government.

 WERNER G. NENNECKER (4)                                44      1992     1998
 Resident of Spokane, Washington, U.S.A.
 Mr. Nennecker joined the Company in September 1992,
 as Senior Vice President and  Chief Operating
 Officer. In November 1992, Mr. Nennecker assumed
 the position of President and Chief Executive
 Officer and became a Director of the Company.
 Prior to joining the Company, Mr. Nennecker worked
 18 years in the mining industry with Ranchers
 Exploration and Santa Fe Pacific Gold Corporation.
 Most recently, he held the positions of Executive
 Vice-President of Santa Fe Pacific Minerals
 Corporation and President of Santa Fe Pacific Gold
 Corporation.

                                          4

 Name, Principal Occupation,                                  Director   Term
 Recent Business Experience                            Age      Since   Expires
 --------------------------                            ---    --------  -------
 ANTHONY J. PETRINA (3) (4) (5)                         63      1994     1998
 Resident of Vancouver, British Columbia, Canada.
 Mr. Petrina is a registered Professional Engineer,
 and was CEO until October 1992 of Placer Dome Inc.,
 an international gold mining company. Prior to
 serving as CEO, Mr. Petrina was Executive Vice
 President, and prior to that, Senior Vice President
 and Chief Operating Officer of Placer Dome.
 Mr. Petrina is also a director of Inmet Mining
 Corporation, Miramar Mining Corporation, Pacific
 Rim Mining Corporation, WAJAX Limited, and
 TimberWest Timber Trust.

INCUMBENT DIRECTORS

The terms of office of the following directors do not expire at the Annual Meeting and, accordingly, such directors are not being proposed at this time as nominees for re-election:

Name, Principal Occupation,                                   Director   Term
Recent Business Experience                             Age     Since    Expires
-------------------------                              ---    --------  -------
 PETER M.D. BRADSHAW (1) (3)                            59      1997     2000
 Resident of Vancouver, British Columbia, Canada.
 Mr. Bradshaw has been Chairman, President and Chief
 Executive  Officer of First Point Minerals
 Corporation, an international minerals exploration
 company, since June 1996. He was Senior Vice
 President from August 1995 to June 1996, and Vice
 President from August 1986 until August 1995 of
 Orvana Minerals Corp., a gold mining company. From
 1977 to August 1986, Mr. Bradshaw held various
 management positions with Placer Dome Limited, an
 international gold mining company. Prior to that,
 he  held management positions at Barringer Research
 Limited, a mineral exploration service company.
 Mr. Bradshaw holds a Doctorate of Economic Geology
 from Durham University in the United Kingdom.

 DOUGLAS R. COOK (2) (3) (5)                            72      1991     2000
 Resident of Reno, Nevada, U.S.A. Since 1986,
 Mr. Cook has been President of Cook Ventures, Inc.,
 a geological consulting company. From 1985 to
 1986, he was Senior Vice President and a director
 of Freeport McMoRan Gold Company and from 1974 to
 1986, Mr. Cook was President of Freeport
 Exploration Company. Mr. Cook is Chairman of Atlas
 Corporation, Denver, Colorado, and a director of
 Archangel Diamond Corporation, Vancouver, British
 Columbia, Canada. Mr. Cook holds a Doctorate of
 Science in Mining Geology from Colorado School of
 Mines and a Masters of Applied Science degree from
 the University of Toronto.
                                          5

Name, Principal Occupation,                                   Director   Term
Recent Business Experience                             Age     Since    Expires
-------------------------                              ---    --------  -------
 PETER R. KUTNEY (2) (3) (4)                            64      1984     2000
 Resident of Calgary, Alberta, Canada. Mr. Kutney
 has been self-employed as an oil and gas consultant
 since March 1984. From April 1984 to December
 1986, he was Chairman of Canu Resources, Ltd., a
 precious metals mining company. From January 1981
 to November 1983, Mr. Kutney was President, and
 from December 1983 until March 1984, Chairman and
 Chief Executive Officer, of Wharf Resources Ltd., a
 gold mining company. From 1978 to October 1983, he
 was Chairman and Chief Executive Officer of Coseka
 Resources Ltd., an oil and gas company. Mr. Kutney
 is a director of Vintage Resources Inc. and
 Shamrock Resources Inc.

 LINDSAY D. NORMAN (1) (2) (4)                          60      1987     1999
 Resident of Butte, Montana, U.S.A. Dr. Norman has
 been President of Montana Tech since July 1, 1986.
 Prior to that, Dr. Norman was Vice President and
 Technical Director of the Chase Manhattan Bank in
 New York City (1984-1986), a  Vice President of
 Jones & Laughlin (LTV) Steel Corp. (1981-1984), and
 Director of the U.S. Bureau of Mines (1979-1981).
 Prior to that, he held management, planning and
 research positions with the Bureau of Mines and
 E.I. duPont DeNemours & Co.


 FRED C. SCHULTE (4) (5)                                51      1993     1999
 Resident of Chicago, Illinois, U.S.A. Mr. Schulte
 has been the President and Chief Executive Officer
 of Elgin National Industries, Inc. since 1988.
 Prior to joining Elgin, Mr. Schulte held a number
 of key management and executive positions with
 Santa Fe Southern Pacific Corporation, most
 recently as Vice-President, Executive Department.

 MICHAEL A. GRANDIN (1) (2)                             53      1996     1999
 Resident of Calgary, Alberta, Canada.  Mr. Grandin
 has been Executive Vice President and Chief
 Financial Officer of Canadian Pacific Limited, an
 operating company concentrated in three core areas,
 energy, transportation and hotels, since December
 1997. Prior to that, Mr. Grandin was Vice Chairman
 and Director of Midland Walwyn Capital Inc. since
 1996. Prior  to that, Mr. Grandin was a Director
 and the President and Chief Executive Officer of
 Sceptre Resources (1994  to  1996), Senior Vice
 President and Chief Financial Officer of
 PanCanadian Petroleum Ltd. (1990 to 1994), and a
 Managing Director of ScotiaMcLeod Inc. (1986 to
 1990). Prior to that, Mr. Grandin held a number of
 key management and executive positions at Dome
 Petroleum Ltd. and other companies.

---------------

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.
(3)  Member of Environmental Committee.

(4)  Member of Executive Committee.
(5)  Member of Corporate Governance and Nominating Committee.

     There are no family relationships between any of the nominees, directors or officers of the Company.

     During the fiscal year ended December 31, 1997, the Board of Directors met on a total of eight occasions. Each director attended more than 75 percent of the aggregate number of meetings of the Board and the committees of which he was a member.

     The Audit Committee reviews with the auditors the scope of the audit and the financial statements. This committee is also responsible for recommending to the Board a firm of independent auditors to act as the Company's independent auditors. During the year ended December 31, 1997, the Audit Committee met five times.

     The Compensation Committee, which met seven times during 1997, is responsible for formulating the Company's compensation policies and for administering the 1997 Stock Plan. None of the members of the Committee are current employees, former employees, or former officers of the Company.

     The Environmental Committee oversees the development and implementation of the Company's environmental policies and periodically reviews operating procedures to ensure compliance with applicable local, state, and federal environmental law. The Committee met three times in 1997.

     The Executive Committee, which met once during 1997, has been delegated the authority to act on behalf of the Board on matters which have been previously introduced to the entire Board and for which the Board has given its approval in principle. It also has plenary authority to act on behalf of the Board on matters having a value of less than $10,000,000.

     The Corporate Governance and Nominating Committee met once during 1997. It is responsible for considering nominees for appointment for election to the Board and making recommendations to the Board in connection therewith. The Committee will consider proposals for nominations to the Board from shareholders, provided such proposals are made in writing to the Secretary or Assistant Secretary of the Company and contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. The Committee also will review the contributions of each director prior to each annual general meeting and consider each director's suitability for continuing in his position for the balance of his term.

DIRECTORS' FEES AND OPTIONS

     Each director who is not an employee of the Company receives an annual director's fee of $15,000 and an annual meeting fee of $20,000 regardless of the number of board or committee meetings scheduled. Mr. Schulte, the Chairman of the Board, receives an additional annual fee of $21,000. Committee chairmen of the Audit, Compensation, Environmental and Corporate Governance and Nominating Committees (other than Mr. Schulte) are paid an additional $5,000 annually. Directors are reimbursed for their travel and other expenses incurred in attending Board and committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Under the securities laws of the United States, the Company's directors and executive officers, and any persons holding more than 10% of the Company's Common Shares, are required to report their initial ownership of the Company's Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission") and the U.S. stock exchange upon which the

Company's Common Shares are listed for trading. Throughout 1997 and until they were delisted on January 16, 1998, the Company's Common Shares traded in the U.S. on the American Stock Exchange. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement and Information Circular any failure to file by these dates. No Company officer or director has failed to timely file any such reports in 1997. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS


     Under the Securities Exchange Act of 1934, as amended, and certain rules promulgated thereunder, the Company is required to disclose in this Proxy Statement and Information Circular the involvement of the Company's directors, director nominees and executive officers in certain legal proceedings, including bankruptcy proceedings under U.S. bankruptcy laws affecting the Company. On January 16, 1998, the Company filed a Voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code before the U.S. Bankruptcy Court in Reno, Nevada.

                         COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION SUMMARY

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries for the fiscal year ended December 31, 1997 to or on behalf of the Company's Chief Executive Officer and each of the six other most highly compensated executive officers of the Company (four of which remained executive officers at the end of the Company's last fiscal year and all of which are hereafter referred to as the "Named Executive Officers"). The table also discloses their compensation for the years 1995 and 1996.

                                                        SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                   COMPEN-
                                                                                                   SATION
                                                          ANNUAL COMPENSATION                      AWARDS
                                               -------------------------------------------       -----------

                                                                                   OTHER
                                                                                   ANNUAL         SECURITIES        ALL OTHER
                                                                                   COMPEN-        UNDERLYING          COMPEN-
NAME, AGE AND                                    SALARY            BONUS           SATION           OPTIONS           SATION
PRINCIPAL POSITION                  YEAR        ($) (1)          ($) (1)           ($) (2)            (#)             ($) (3)
------------------                  ----        -------          -------           -------        ----------        ---------
Werner G. Nennecker, 44 (4)         1997        350,000          280,000              --             136,600           11,613
  President, Chief Executive        1996        350,000          158,620               499           172,400            8,029
  Officer and Director              1995        353,719          300,000              --             154,300            7,240

Michael L. Clark, 53 (6)            1997        163,125             --                --              75,000            1,461
  Senior Vice President and         1996            N/A              N/A               N/A               N/A              N/A
  Chief Operating Officer           1995            N/A              N/A               N/A               N/A              N/A

Phillips S. Baker, Jr., 38 (5)      1997        180,000             --                --              40,900            7,534
  Vice President, Finance and       1996        175,233           45,873              --              72,700            6,185
  Chief Financial Officer           1995        165,700           87,302             3,578            76,600            6,171

Robert A. Lonergan, 53 (7)          1997        186,000             --                --              41,300            8,818
  Vice President, General Counsel   1996        164,667           45,915            22,216            67,800            8,062
  and Corporate Secretary           1995         75,602           43,450             8,570            42,100              720

Terry D. Bauer, 49 (8)              1997        120,746           33,484              --              36,200          418,901
  Vice President, Environmental     1996        144,067           40,295              --              61,600            7,427
  and Governmental Affairs          1995        138,300           68,854              --              53,100            6,376

Thomas H. Burkhart, 48 (9)          1997        122,800             --                --              44,600            7,536
  Vice President, Exploration       1996         98,233           28,849              --               4,800              487
                                    1995        101,397           23,933              --              12,700              455

Eric B. Ovlen, 54 (10)              1997        112,663           31,548              --              34,800          409,070
  Vice President,                   1996        132,200           37,649              --              58,800            8,872
  Administration                    1995        139,667           71,422             1,343            49,800            8,270

-------------------------
(1) Amounts shown are U.S. dollars and include cash and non-cash compensation paid to or accrued on behalf of the Named Executive Officers, as well as amounts earned but deferred at the election of those officers.
(2) Amounts shown include tax reimbursement payments and, to the extent such payments exceeded the lesser of $50,000 or 10% of such Named Executive Officer's total annual salary and bonus, perquisites and other personal benefits or property received from the Company by any Named Executive Officer for the last fiscal year.
(3) Amounts shown in this column for the last fiscal year are derived from the following: Mr. Nennecker: annual Company payment to defined contribution plans ("DCP") of $7,125 and Company paid life insurance premiums of $4,488; (ii) Mr. Baker: annual Company payment to the DCP of $7,125 and Company paid life insurance premiums of $409;

          (iii) Mr. Lonergan: annual Company payment to the DCP of $7,125 and Company paid life insurance premiums of $1,693; (iv) Mr. Bauer: annual Company payments to the DCP of $7,125, severance and outplacement payment of $410,770, and Company paid life insurance premiums of $1,006; (v) Mr. Clark: annual Company payments to the DCP of $1,041 and Company paid life insurance premiums of $420; (vi) Mr.
          Burkhart: annual payments to the DCP of $6,948 and Company paid life insurance premiums of $588; (vii) Mr. Ovlen: annual Company payments to the DCP of $7,125, severance and outplacement payment $399,030, and Company paid life insurance premiums of $3,921.
(4) Mr. Nennecker first became an executive officer when he joined the Company in 1992 as Senior Vice President and Chief Operating Officer. In November 1992, he assumed the position of President and Chief Executive Officer, and became a Director of the Company.
(5) Mr. Baker first became an executive officer when he joined the Company in January 1994 as Vice President, Finance and Chief Financial Officer. Mr. Baker is an attorney and a certified public accountant. Prior to joining Pegasus, Mr. Baker worked seven years for Battle Mountain Gold Company. Mr. Baker left the Company in March 1998.
(6) Mr. Clark became an executive officer when he rejoined the Company in May 1997, as Senior Vice President and Chief Operating Officer. Mr. Clark has over 30 years' experience in the mining industry, and previously held the position of Executive Vice President and Chief Operating Officer with the Company from August 1986 to April 1992. Most recently, he was Chief Operating Officer and Senior Vice President of Coeur d'Alene Mines.
(7) Mr. Lonergan first became an executive officer when he joined the Company in June 1995 as Vice President, General Counsel and Corporate Secretary. He was appointed Senior Vice President in November 1997. Mr. Lonergan has over 22 years of experience in the legal field. From 1990 to 1993, Mr. Lonergan served was Vice President, General Counsel and Secretary of Kennecott Corporation in Salt Lake City, Utah. From 1994 to 1995, Mr. Lonergan was an adjunct faculty member of the University of Utah, and was affiliated with the firm of Woodbury and Kesler.
(8) Mr. Bauer first became an executive officer as Vice President, Environmental and Governmental Affairs in April 1994. He joined the Company in October 1990. Prior to joining the Company, he served as Manager of Reclamation Services for Morrison-Knudsen, Inc. and as Vice President of Sunbelt Mining Company, a mineral resource subsidiary of Public Service Company of New Mexico. Mr. Bauer left the Company in October 1997.
(9) Mr. Burkhart first became an executive officer as Vice President, Exploration in July 1997. Mr. Burkhart joined the Company in May 1983 as Project Manager at Florida Canyon Mine, and has held the positions of Senior Geologist - West U.S., District Geologist - Pacific Northwest, Regional Manager - Great Basin District, General Manager - Argentina, and Director of Exploration - World Wide.
(10) Mr. Ovlen first became an executive officer in October 1994 when he joined the Company as Vice President, Administration. Mr. Ovlen has more than 20 years of general management, administration, and human resources experience with multinational companies. Mr. Ovlen spent the last five years before he joined the Company, as Vice President of Administration at Oki Semiconductor of Sunnyvale, California. Mr. Ovlen left the Company in October 1997.

STOCK OPTIONS, STOCK APPRECIATION RIGHTS, STOCK AWARDS AND UNIT AWARDS

          The following table contains information concerning the grant of stock options under the Company's 1997 Stock Plan to the Named Executive Officers. During 1997, the Company did not grant any stock appreciation rights, or award stock or units, to the Named Executive Officers.

                                           OPTION GRANTS IN 1997

                                            INDIVIDUAL GRANTS
                                      -----------------------------
                                                       % OF TOTAL
                                      NUMBER OF          OPTIONS                                          POTENTIAL REALIZABLE
                                      SECURITIES        GRANTED TO                                          VALUE AT ASSUMED
                                      UNDERLYING        EMPLOYEES/                                            ANNUAL RATES
                                       OPTIONS          DIRECTORS        EXERCISE                            OF STOCK PRICE
                                       GRANTED          IN FISCAL         PRICE        EXPIRATION             APPRECIATION
              NAME                     (#) (1)            YEAR            ($/SH)          DATE               FOR OPTION TERM
              ----                    ----------       -----------       --------      ----------         --------------------
                                                                                                          5% ($)       10% ($)
                                                                                                          ------       -------
 Werner G. Nennecker . . . . . .           136,600           13.1%         8.375      4/30/2004       $465,733     $1,085,356

 Michael L. Clark. . . . . . . .            75,000            7.2%         6.875       5/1/2004       $209,911       $489,182

 Phillips S. Baker, Jr . . . . .            40,900            3.9%         8.375      4/30/2004       $139,447       $324,971

 Robert A. Lonergan. . . . . . .            41,300            3.9%         8.375      4/30/2004       $140,811       $328,149

 Terry D. Bauer. . . . . . . . .            36,200            3.5%         8.375      4/30/2004       $123,423       $287,627

 Thomas H. Burkhart. . . . . . .            17,482            1.7%         8.375      2/24/2004        $59,604       $138,903
                                             1,918            0.2%         8.375      2/24/2004         $6,539        $15,239
                                               200            0.0%         6.875       5/1/2004           $560         $1,304
                                            25,000            2.4%         4.813      7/29/2004        $48,984       $114,154

 Eric B. Ovlen . . . . . . . . .            34,800            3.3%         8.375      4/30/2004       $118,649       $276,504

 Total Grants in 1997. . . . . .         1,046,678

-------------------------

(1) The 1997 Stock Plan (the "1997 Plan"), which became effective on January 8, 1997, provides for the granting of stock options, stock awards, stock appreciation rights and unit awards to officers and employees of the Company and its subsidiaries. The 1997 Plan is administered by the Compensation Committee of the Board.

     Under the terms of the 1997 Plan, stock options may be granted in the form of incentive stock options (as defined in Section 422 of the of the Internal Revenue Code) or non-qualified stock options. Options granted are generally exercisable for up to ten (10) years following the date of grant at exercise prices equal to the fair market value of the Common Shares, as determined by reference to the closing price on a recognized stock exchange, on the date of the grant.

     Payment of the exercise price of an option may be made in cash or, with the consent of the Compensation Committee, in Common Shares or a combination thereof. Options may be subject to such additional or different terms and conditions not inconsistent with the 1997 Plan as are prescribed by the Compensation Committee. The Compensation Committee has the power to permit an acceleration of the exercise terms of an option granted pursuant to the 1997 Plan upon such circumstances, and subject to such terms and conditions, as the Committee deems appropriate, including a change in control of the Company.

     Options granted in 1997 were granted for a term of seven years with 25% of the option shares covered thereby becoming exercisable on the grant date (subject to insider trading rules) and with an additional 25% of the option shares becoming exercisable on each anniversary date, with full vesting occurring on the third anniversary date. Under the terms of the

     Company's 1997 Plan, the Compensation Committee retains discretion, subject to plan limits (and with the approval of The Toronto Stock Exchange and the Montreal Exchange), to modify the terms of outstanding options, and to reprice the options.

     The 1997 Stock Plan also permits the Compensation Committee to authorize the issuance of stock appreciation rights, stock awards and unit awards. No stock appreciation rights were granted, and no stock awards or unit awards were made in 1997.

OPTION EXERCISES AND YEAR-END HOLDINGS

     The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the year ended December 31, 1997, and unexercised options held as of the end of 1997:

                                                AGGREGATED OPTION EXERCISES IN 1997
                                                    AND YEAR-END OPTION VALUES
                                                                                         NUMBER OF
                                                                                        SECURITIES            VALUE OF
                                                                                        UNDERLYING          UNEXERCISED
                                                                                        UNEXERCISED        IN-THE-MONEY
                                                    SHARES                              OPTIONS AT          OPTIONS AT
                                                   ACQUIRED               VALUE         YEAR-END (#)        YEAR-END ($)
                                                 ON EXERCISE            REALIZED        EXERCISABLE/        EXERCISABLE/
        NAME                                          (#)                  ($)         UNEXERCISABLE     UNEXERCISABLE (1)
        ----                                     -----------            --------       -------------     -----------------
Werner G. Nennecker. . . . . . . . . . . . .         --                   --          516,275/78,625           --/--

Michael L. Clark . . . . . . . . . . . . . .         --                   --           18,750/56,250           --/--

Phillips S. Baker, Jr... . . . . . . . . . .         --                   --          224,825/28,175           --/--

Robert A. Lonergan . . . . . . . . . . . . .         --                   --          103,750/36,925           --/--

Terry D. Bauer . . . . . . . . . . . . . . .         --                   --                 --/--             --/--

Thomas H. Burkhart . . . . . . . . . . . . .         --                   --           42,275/31,125           --/--

Eric B. Ovlen. . . . . . . . . . . . . . . .         --                   --                 --/--             --/--

-------------------------
(1) Market value of underlying securities at December 31, 1997, minus the exercise price of "in-the-money" options.

REPRICING, REPLACEMENT OR CANCELLATION AND REGRANT OF OPTIONS

     The Company did not adjust or amend the exercise price of stock options previously awarded to any of the Named Executive Officers during 1997.

LONG-TERM INCENTIVE PLANS

     The Company did not grant any long-term incentive compensation to any of the Named Executive Officers during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Lindsay D. Norman (Chairman), Douglas R. Cook, Peter R. Kutney and Michael A. Grandin. None of the Compensation Committee members serve or have served as officers or employees of the Company or its subsidiaries.

EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with each of the Named Executive Officers and certain other executive officers. The agreements, except as discussed below, provide for an immediate benefit to the employee upon termination by the Company without cause, by the employee for good reason, upon the death or disability of the employee or upon termination after a Change of Control, as defined in the agreements. The agreements provide that the employee will receive a lump sum amount equal to twice his current salary and employment search assistance upon termination for other than cause. The employee will receive a lump sum amount equal to two and one-half times his current annual salary if termination other than for cause occurs following a Change of Control, except for Mr. Nennecker, who will receive a lump sum amount equal to three times his current annual compensation, which includes bonus. If the employee dies or is disabled, compensation equal to six months' salary will be paid. The agreements also provide that after a Change in Control, all options will become immediately vested and require that other benefits, such as life and health insurance, be continued for a period of 12 months (24 months on termination other than for cause following a Change of Control). In addition, upon termination following a Change of Control, the Company will provide relocation benefits and price protection equal to the original purchase price plus improvements on the sale of the employee's residence. The term "Change of Control" is defined, for purposes of the agreements, as an event whereby any person, corporation, or other entity or group acquires, directly or indirectly, securities of the Company representing 20% of the combined voting power of the Company's then outstanding voting securities, or two incumbent directors are replaced by individuals who are not supported by management. The employment agreements are executory contracts, and under the Bankruptcy Laws may be assumed, rejected or renegotiated. The contracts are currently being renegotiated.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

OVERVIEW OF COMPENSATION POLICY AND COMPONENTS

     The Company's compensation policy as established by its Board is intended to provide competitive compensation to all employees, giving consideration to the relative contribution and performance of each individual employee. It is the Company's policy to compensate its executive officers at levels consistent with industry norms, primarily in the form of base salary, together with incentive compensation at targeted percentages of base salary. In addition, it is the Company's policy to grant stock options annually to each of its executive officers in amounts based upon the officer's responsibility and accountability so as to align their interests with the creation of shareholder value and to encourage their continuation with the Company. The precious metals mining industry is competitive with respect to recruitment and retention of qualified personnel; accordingly, during 1997 the Company's management acted to ensure that the Company's compensation practices were competitive with other producers of precious metals, thereby enabling it to attract and retain key employees.

     For 1997, executive compensation consisted of three components: base salary, annual incentive opportunity, and long-term incentives (including stock options). Determining the compensation levels of the Company's executive officers is the responsibility of the Board, through its Compensation Committee (the "Committee"), which has overall responsibility for the Company's compensation policies to senior management. The Committee makes recommendations to the Board as to the salaries, incentive opportunities, and stock options awarded to the Company's Chief Executive Officer (the "CEO") and other executive officers.

     In 1996, the Committee retained the services of an independent consultant to assist the Committee in setting base salary and incentive awards for the CEO and the executive officers by providing advice and survey information with respect to compensation paid by 13 medium-to-large-sized mining companies, which generally produce in excess of 200,000 ounces of gold annually (the "Comparison Group"). The Committee believes that the Comparison Group provides a more meaningful comparison than the broad-based peer group used in the performance graph because the Comparison Group companies are similar in size to the Company and compete directly with the Company for qualified personnel.

BASE SALARIES

     For 1997, base salary ranges for the CEO and the other executive officers were established based upon surveys of similar positions in the Comparison Group. Placement within the range reflects the Committee's evaluation and assessment of the individual performance of each executive officer, time in position, and the overall financial condition of the Company. Base salaries are generally set at a level which is approximately equal to the 50th percentile of the comparable position in the Comparison Group.

INCENTIVE COMPENSATION

     The Committee determined that the goals of the Company's compensation policies would be achieved if the Company's executive officers were given the opportunity to earn, when performance warranted, cash compensation at levels that would place them at or above the 75th percentile with respect to overall compensation received by executive officers holding comparable positions with companies in the Comparison Group. Accordingly, the Committee determined that the CEO should be eligible for an incentive opportunity target of 80% of base salary, each Senior Vice President eligible for an incentive opportunity of 50% of base salary, each Vice President eligible for an incentive opportunity target of 44% of base salary, and the other officers were eligible for an incentive opportunity target of 30% of base salary.

     In late 1995, the Committee adopted new annual and long-term incentive plans for executives designed to motivate executives to focus on and successfully manage those activities which have the greatest impact on the creation of shareholder value. These plans, which were effective for 1997, are driven by three fundamental performance measures ("value drivers") which the Committee believes have a direct impact on the creation of shareholder value: increased production, increased ore reserves, and increased cash available for growth.

     The Annual Incentive Plan provides executives the opportunity to earn annual performance units, which are redeemed at the end of each year. One-half of the executives' target unit award is fixed at the beginning of the plan year, based on predetermined Company performance levels associated with each value driver: cash flow for growth, production, and net reserve increases.

     In addition, variable units may be earned by an executive by meeting certain individual objectives in support of the three value drivers. An executive may earn up to two times his or her fixed unit award, depending on the level of accomplishment of his or her individual objectives.

     The Value Creation Incentive Plan provides a long-term award opportunity for sustained performance by meeting three-year performance objectives tied to the three value drivers. The Plan creates a weighted market capitalization value for the Company based on its current levels of cash flow, production, and reserves. Participants receive value units commensurate with their accountability and responsibility for long-term value creation. The value units will increase or decrease in value over the three-year term of the grant, depending on whether cash flow, production, and reserves are increased or eroded. Participants will receive any increase in value of the units in cash, stock, stock options, or a combination of these.

     Because of the financial condition of the Company, the Committee determined that no incentive compensation would be paid to the executive officers employed at year end. In the fourth quarter Mr. Nennecker received an amount equal to his target bonus as a measure to secure his retention through the Company's financial difficulties. Bonuses were paid to Messrs. Bauer and Ovlen as part of their respective severance packages.

STOCK OPTIONS, STOCK APPRECIATION RIGHTS, STOCK GRANTS AND UNIT GRANTS

     Stock options are granted each year to the Company's employees, including the CEO and the Named Executive Officers, to encourage management of the Company from the perspective of an owner with an equity interest in the business, and to encourage the employees to continue as employees of the Company. Stock options granted to all employees eligible to receive awards, including the CEO and each Named Executive Officer, are based on the employee's overall position of responsibility and accountability, taking into account the participant's recent performance and ability to effect long-term value creation. In addition, each time an employee changes positions and assumes increased responsibilities, the Committee awards the employee options based on the Committee's subjective assessment of the nature and importance of the increased responsibilities assumed.

     On February 18, 1997, the Committee elected to award Mr. Nennecker options to purchase 136,600 Common Shares, under the 1997 Stock Plan, providing that the Plan was approved by the shareholders at the Company's Annual General Meeting on April 30, 1997. At this time, other Named Executive Officers, except Mr. Clark, received annual grants to purchase from 34,800 to 41,300 Common Shares, under the 1997 Stock Plan, providing that the Plan was approved by the shareholders at the Company's Annual General Meeting on April 30, 1997. The exercise price of such options was $8.375 per share, the fair market value of the underlying Common Shares on the date the options were granted, based on the closing price of the Common Shares on the American Stock Exchange on such date. On May 1, 1997, the Committee elected to award Mr. Clark options to purchase 75,000 Common Shares. The exercise price of such options was $6.875 per share, the fair market value of the underlying Common Shares on the date the options were granted, based on the closing price of the Common Shares on the American Stock Exchange on such date.

POLICY WITH RESPECT TO THE DEDUCTIBILITY OF COMPENSATION

     To qualify the deductibility of compensation for United States federal income tax purposes, it is the Company's policy to meet the requirements for exclusion from the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code by paying performance-based compensation if possible. With respect to cases in which it is not possible to meet the requirements for exclusion from Section 162(m) of the Code, the Company intends to minimize any award of compensation in excess of the limit.

     COMPENSATION COMMITTEE

     Lindsay D. Norman, Chairman
     Douglas R. Cook
     Peter R. Kutney
     Michael A. Grandin


                             FIVE-YEAR TOTAL RETURN GRAPH

     The following chart compares total cumulative shareholder return for $100 invested in Common Shares of the Company on December 31, 1992 with the cumulative total return of the S&P 500 Index and the TSE Gold & Silver Index for the five most recently completed fiscal years.


                                       [GRAPH]


                               1992           1993           1994           1995           1996           1997
                               ----           ----           ----           ----           ----           ----
Pegasus Gold, Inc.              100            148             76             93             51              4
S&P 500 Index                   100            107            105            141            170            223
TSE Gold & Silver
   Index                        100            204            183            198            215            122

                    REMUNERATION OF DIRECTORS AND SENIOR OFFICERS

     The following disclosure is required under the British Columbia Company Act. For these purposes, "senior officer" means the chairman or any vice chairman of the board of directors, the president, any vice president, the secretary, the treasurer or the general manager of the Company or any other individual who performs functions of the Company similar to those normally performed by an individual occupying any of those offices, and the five highest paid employees of the Company.

     The aggregate direct remuneration paid or payable by the Company and its subsidiaries to the directors and senior officers of the Company during the financial year ended December 31, 1997 was $3,123,316.

     Since January 1, 1997, options to acquire an aggregate of 698,578 Common Shares were issued to the directors and senior officers of the Company as a group. The exercise price of such options ranged from $8.375 per share to $4.813 per share. During the same period, an aggregate of 41,100 options to purchase Common Shares were exercised at an exercise price of $7.563 per share. During the period from January 1, 1997 to January 16, 1998, the closing price of the Common Shares on the American Stock Exchange ranged from a high of $8.563 per share to a low of $0.50 per share.

     During the fiscal year ended December 31, 1997, Mr. Nennecker was indebted to the Company under a non-interest-bearing loan made to him in connection with his employment. The largest amount of debt outstanding in this regard during such year was $458,481, and the amount outstanding as of May 7, 1998, was $30,126.

                                 CORPORATE GOVERNANCE

     The Toronto Stock Exchange and the Montreal Exchange require listed companies to provide certain disclosure annually with respect to their corporate governance practices with reference to the guidelines set out in the policies of such exchanges. In recognition of the great diversity in the nature, size and ownership structure of corporations, the guidelines do not constitute mandatory requirements and corporations are not required to comply with such guidelines. The following disclosure is included to illustrate and explain the differences which may exist between the Company's system of corporate governance and the exchange guidelines.


Corporate Governance                              Does the
Guideline                                         Company Align?                     Comments
-------------------------                         --------------           ------------------------------
1.   Board should explicitly assume
     responsibility for stewardship of the
     corporation, and specifically for:

     a.   adoption of a strategic                 Yes                      The Board reviews annually the strategic plan and from
          planning process                                                 time to time focuses on substantial strategic planning
                                                                           matters.

     b.   identification of principal             Yes                      The Board has specifically identified the Company's
          risks, and implementing risk                                     principal risks and implemented risk management systems.
          management systems                                               For example, the Company conducts environmental audits
                                                                           of mine sites and had adopted hedging policies to guide
                                                                           the financial risk management programs.

     c.   succession planning and monitoring      Yes                      The Board discusses succession planning matters at least
          senior management                                                annually, and reviews all compensation matters pertaining
                                                                           to senior management.

     d.   communications policy                   Yes                      The Board has put structures in place to ensure effective
                                                                           communication between the Company, its shareholders and
                                                                           the public.

     e.   integrity of internal control and       Yes                      The Board through various committees has reviewed the
          management information systems                                   integrity of internal control and management systems.
                                                                           The Board has also put in place a system for monitoring
                                                                           the implementation of corporate strategies.  Each of the
                                                                           following committees is responsible to review and advise
                                                                           the Board on implementation of corporate strategy in the
                                                                           noted areas:
                                                                           -- Compensation Committee:
                                                                                employment and remuneration


Corporate Governance                              Does the
Guideline                                         Company Align?                     Comments
-------------------------                         --------------           ------------------------------
                                                                           -- Environmental Committee:
                                                                                environmental compliance, closure planning,
                                                                                and strategy
                                                                           -- Audit Committee:
                                                                                financial risks, reporting, disclosure,
                                                                                and planning
                                                                           -- Corporate Governance and Nominating Committee:
                                                                                appropriate Board candidates, and corporate
                                                                                governance

2.   Majority of directors should be              Yes                      Werner G. Nennecker (President and CEO) is the only
     "unrelated" (independent of management                                Board member who is related.
     and free from conflicting interest)


3.   Disclosure for each director, whether        Yes                      Werner G. Nennecker
     or not he or she is related, and how                                  Related -- as President and Chief Executive Officer
     that conclusion was reached                                           of the Company

                                                                           For the remainder of the directors, none of them has:

                                                                           -- worked for the Company
                                                                           -- any material contracts with the Company
                                                                           -- received remuneration from the Company in excess
                                                                              of directors' fees, including stock options.

                                                                           Lawrence I. Bell              Unrelated
                                                                           Peter M.D. Bradshaw           Unrelated
                                                                           Douglas R. Cook               Unrelated
                                                                           Michael A. Grandin            Unrelated
                                                                           Peter R. Kutney               Unrelated
                                                                           Lindsay D. Norman             Unrelated
                                                                           Anthony J. Petrina            Unrelated
                                                                           Fred C. Schulte               Unrelated


Corporate Governance                              Does the
Guideline                                         Company Align?                     Comments
-------------------------                         --------------           ------------------------------
4.   Appoint a committee of non-management        Yes                      The Corporate Governance and Nominating Committee has
     directors, a majority of which are                                    the mandate to:
     "unrelated", responsible for
     appointment/assessment of directors                                   -- recommend candidates for the Board
                                                                           -- annually review credentials of nominees for
                                                                              re-election
                                                                           -- recommend candidates for filling vacancies on
                                                                              the Board
                                                                           -- ensure appropriate qualifications are met by
                                                                              those joining the Board

5.   Implement a process for assessing            Yes                      The Board annually reviews the effectiveness of the
     the effectiveness of the board, its                                   Board as a whole, the committees of the Board and the
     committees and individual directors                                   contribution of individual directors

6.   Provide orientation and education
     programs for new directors                   Yes                      The Board provides informal orientation programs to new
                                                                           directors and education programs to all directors,
                                                                           including annual mine site visits.

                                                                           The Board reviews the gold market and hedging, valuation
                                                                           of gold companies, and legal and other matters applicable
                                                                           to the Company and directors' duties.


7.   Consider reducing size of board, with        Yes                      A board must have enough directors to carry out its
     a view to improving effectiveness                                     duties efficiently, while presenting a diversity of views
                                                                           and experience.  Annually the Board reviews the
                                                                           contributions of the directors, and considers whether the
                                                                           current size of the Board promotes effectiveness and
                                                                           efficiency.  The Board believes nine directors is the
                                                                           appropriate number at this time.


Corporate Governance                              Does the
Guideline                                         Company Align?                     Comments
-------------------------                         --------------           ------------------------------
8.   Review compensation of directors in          Yes                      The Compensation Committee is mandated to review and
     light of risks and responsibilities                                   recommend to the Board for approval the remuneration of
                                                                           directors.  The Committee considers time commitment,
                                                                           comparative fees, and responsibilities in determining
                                                                           remuneration.  The Board has received advice from an
                                                                           outside consultant on the adequacy of the compensation
                                                                           paid to Directors.

9a.  Committees should generally be composed      Yes                      Mr. Nennecker serves on the Executive Committee.  All
     of non-management directors                                           other Board committees are composed solely of
                                                                           non-management directors.

9b.  Majority of committee members should         Yes
     be unrelated

10.  Appoint a committee responsible for          Yes                      The Corporate Governance and Nominating Committee has
     approach to corporate governance issues                               the responsibility to the full Board regarding corporate
                                                                           governance.

11a. Define limits to management's
     responsibilities by developing mandates
     for:

     (i)  the board                               Yes                      The Board has the responsibility to oversee the conduct
                                                                           of the business of the Corporation and to supervise
                                                                           management.  Its duties and responsibilities are set
                                                                           forth in more detail in the Board's terms of reference.

     (ii) the CEO                                 Yes                      The CEO's written terms of reference constitute a mandate
                                                                           on a year-to-year basis.  These objectives include the
                                                                           general mandate to optimize the assets of the Corporation
                                                                           in the best interests of all shareholders.

11b. Board should approve CEO's                   Yes                      The CEO's objectives are reviewed and approved by the
     corporate objectives                                                  full Board on an annual basis.

12.  Establish structures and procedures          Yes                      The Board has appointed a non-management Chairman.  In
     to enable the board to function                                       addition, the Board meets independently of the CEO and
     independently of management                                           other management when appropriate, and at least one time
                                                                           per year.


Corporate Governance                              Does the
Guideline                                         Company Align?                     Comments
-------------------------                         --------------           ------------------------------
13.  Establish an audit committee, composed       Yes                      The Audit Committee is composed entirely of
     solely of non-management directors,                                   non-management directors and is mandated to:
     with a specifically defined mandate
                                                                           -- ensure that the Company's management has designed and
                                                                              implemented an effective system of internal financial
                                                                              controls and to review and report to the Board on the
                                                                              integrity of the consolidated financial statements of
                                                                              the Company.

14.  Implement a system to enable                 Yes                      The Board and its Committees have that power under their
     individual directors to engage outside                                terms of reference, and use it when, and if, necessary.
     advisers, at corporation's expense


                       APPOINTMENT AND REMUNERATION OF AUDITORS

     The firm of Coopers & Lybrand, Chartered Accountants, 1111 West Hastings Street, Vancouver, British Columbia, Canada, has served as the Company's auditors since 1981. No member of such firm, or any associate thereof, has any financial or any other material interest in the Company or its subsidiaries. In the absence of contrary direction, the proxies will be voted in favor of the re-appointment of Coopers & Lybrand as auditors of the Company for the ensuing year.

     A representative of the firm of Coopers & Lybrand will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions shareholders may have with respect to the financial statements of the Company for the fiscal year ended December 31, 1997.

     The British Columbia Company Act requires that the remuneration of the auditors of the Company be fixed by ordinary resolution of the shareholders. The shareholders will be asked to vote for an ordinary resolution authorizing the directors to fix the remuneration of the auditors, such authorization to expire at the next annual general meeting of shareholders of the Company.

           PROPOSALS BY SHAREHOLDERS FOR THE 1999 ANNUAL GENERAL MEETING

     Any shareholder of the Company who wishes to present a proposal to be considered at the 1999 Annual General Meeting of Shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement and Information Circular, must deliver such proposal in writing to the Company's Secretary or Assistant Secretary at Suite 1500, 601 West First Avenue, Spokane, Washington, U.S.A. 99201, no later than November 25, 1998.

     The contents and the sending of this Proxy Statement and Information Circular have been approved by the Company's Board of Directors.



                                   BY ORDER OF THE BOARD,




                                   Robert A. Lonergan
                                   Secretary



Spokane, Washington, U.S.A.
May 25, 1998

                                  PEGASUS GOLD INC.
                                 INSTRUMENT OF PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF PEGASUS GOLD INC. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 1998. The undersigned, revoking any previous proxies, hereby appoints WERNER G. NENNECKER, President and Chief Executive Officer, and ROBERT A. LONERGAN, Secretary, and each of them, or, instead of either of the foregoing, ____________________, as nominee and proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and to vote all Common Shares of the undersigned of the Company at the Annual General Meeting of Shareholders on June 30, 1998, and at any adjournments thereof, upon all matters which may come before said meeting. Without limiting the general powers conferred, the undersigned hereby directs the said nominee to vote the shares represented by this Proxy in the following matters as indicated below:


--------------------------------------------------------------------------------
                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
--------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

               FOR ALL NOMINEES LISTED (EXCEPT AS      LAWRENCE I. BELL
     ------    MARKED TO THE CONTRARY)                 WERNER G. NENNECKER
               INSTRUCTION:  To withhold authority     ANTHONY J. PETRINA
               to vote for any individual nominee
               strike a line through the nominee's
               name in the list.
               WITHHOLD AUTHORITY  TO VOTE FOR ALL
     ------    NOMINEES LISTED

2.   APPOINTMENT OF COOPERS & LYBRAND AS AUDITORS      For       Withhold Vote
                                                    ---       ---

3.   AUTHORIZATION OF THE DIRECTORS TO FIX THE
     REMUNERATION TO BE PAID TO THE AUDITORS           For       Against
                                                    ---       ---
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. PLEASE ADD YOUR TITLE IF SIGNING AS AGENT, ADMINISTRATOR, EXECUTOR OR TRUSTEE, OR IN ANOTHER REPRESENTATIVE CAPACITY.

                              Date                                      , 1998
                                   -------------------------------------
                              Note: If not dated, this Proxy will be deemed to
                              bear the date on which it is mailed to the Company.

                              Signature
                                        ----------------------------------------

                              --------------------------------------------------
                                        (Please Print Your Name & Title)


                              Signature
                                        ----------------------------------------

                              --------------------------------------------------
                                        (Please Print Your Name & Title)

                     PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY
                             IN THE ACCOMPANYING ENVELOPE